UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Date of Report (Date of earliest event reported): July 29, 2003

                        COMMISSION FILE NUMBER: 000-26109

                      ------------------------------------

                                RAE Systems Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                                      77-0588488
------------------------------------                  ----------------------
   (State or other jurisdiction                         (I.R.S. Employer
         of incorporation)                            Identification No.)

                             1339 Moffett Park Drive
                           Sunnyvale, California 94089
                                  408-752-0723
   (Address and telephone number of registrant's principal executive offices)

                     --------------------------------------

                                TABLE OF CONTENTS



Item 7.  Financial Statements and Exhibits.

Item 9. REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12.)

Item 12.  Disclosure of Results of Operations and Financial Condition.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 7.  Financial Statements and Exhibits.

         c.       Exhibits

Exhibit No.       Description
-----------       ------------

99.1              Press Release dated July 29, 2003

Item 9. REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished Under Item 12.)

Item 12.  Disclosure of Results of Operations and Financial Condition.

         On July 29, 2003, RAE Systems Inc. (the "Company") issued a press release announcing its financial results for the second quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


The information furnished in Items 9 and 12 of this Current Report on Form 8-K, including the exhibit shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAE Systems Inc.

Date:  July 30, 2003           By:  /s/ Joseph Ng
                               -----------------------------------
                                   Joseph Ng
                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated July 29, 2003